UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

GAMMACAN INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-32835
(Commission File Number)

33-0956433
(IRS Employer Identification No.)

11 Ben Gurion St., 54100 Givat Shmuel, Israel
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 972 3 5774475

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 15, 2006, Gammacan International, Inc. filed two provisional applications for patents with the United States Patent and Trademark Office. One application entitled “Immunoglobulins from Vitiligo Patients for Treatment of Melanoma” is for a patent for the use of immunoglobulins and their functional fragments isolated from vitiligo or melanoma patients in the treatment of melanoma. The other application is entitled “Plasma from Vitiligo Patients for Treatment of Melanoma and is for a patent for the use of plasma containing antibodies directed against melanoma in the treatment of melanoma.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press Release, dated February 28, 2006, issued by GammaCan International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMMACAN INTERNATIONAL, INC.

By:	/s/ VERED CAPLAN
Vered Caplan, Chief Executive Officer

Date: February 28, 2006